SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

        Date of Report (Date of earliest event reported) November 13, 2003

RENT-WAY, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-22026	25-1407782

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One RentWay Place, Erie, Pennsylvania	16505

(Address of principal executive offic	(Zip Code)

        Registrant’s telephone number, including area code (814) 455-5378

______________________Not Applicable________________________

(Former name or former address, if changed since last report)

RENT-WAY, INC.

Item 12. Results of Operations and Financial Condition

On November 13, 2003, Rent-Way, Inc. issued a news release announcing its financial results for the fourth quarter and year ended September 30, 2003. A copy of this news release is attached at Exhibit 99.1

The following information in this report is being furnished pursuant to Item 12 of Form 8-K. This information shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except as may be expressly set for the by specific reference in such a filing.

RENT-WAY, INC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Rent-Way, Inc.

(Registrant)

November 13, 2003	By: /S/ WILLIAM A. MCDONNELL
Date	(Signature)
William A. McDonnell
Vice President and Chief Financial Officer

November 13, 2003	By: /S/ JOHN A. LOMBARDI
Date	(Signature)
John A. Lombardi
Chief Accounting Officer and Controller